December 2020 INVESTOR UPDATE Exhibit 99.2

FORWARD LOOKING STATEMENTS | 2 Forward-Looking Statements Statements contained in this presentation that include company expectations or predictions should be considered forward-looking statements that are covered by the safe harbor provisions of the Securities Act of 1933 and the Securities and Exchange Act of 1934. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. For additional information that could cause actual results to differ materially from such forward-looking statements, refer to ONE Gas’ Securities and Exchange Commission filings. Coronavirus Disease 2019 (COVID-19) – Factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the length and severity of a pandemic or other health crisis, such as the recent outbreak of COVID-19, including its impacts to our operations, customers, contractors, vendors and employees, and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period. All future cash dividends discussed in this presentation are subject to the approval of the ONE Gas board of directors. All references in this presentation to guidance are based on news releases issued on or before Nov. 2, 2020, and are not being updated or affirmed by this presentation.

RESPONSE TO COVID-19

RESPONSE TO COVID-19 | 4 EMPLOYEES • Cross-functional task force supporting COVID-19 response • ~50% of employees working remotely • Safety protocols established using guidelines from CDC, OSHA and third-party subject matter experts – Social distancing – Access to an occupational health advisor for screening and active case management – Health screenings at all employee work locations, including a self-assessment health screening application using mobile devices and automated thermal temperature checks – Proper personal hygiene, requiring use of masks in company facilities – Routine deep cleaning of high-touch surfaces in common areas – Provided with appropriate personal protective equipment • COVID-19 resource web page • Paid Pandemic Leave Policy CUSTOMERS • Additional screening questions for service calls – Service technicians provided with appropriate personal protective equipment – Customers asked to provide social distancing while employees are on the premises • COVID-19 resource web pages • As of November 14, customer disconnections suspended in OK, KS and most areas in TX – Offering alternative payment arrangements – Advising customers of public-assistance programs • ONE Gas Foundation made $428,000 in donations to organizations providing relief to communities Safety & Service – Employees & Customers

RESPONSE TO COVID-19 | 5 ONE Gas management continues to monitor the following risks, among others, for leading indicators and material changes: Note: This list represents key risks and is not meant to be comprehensive RISK CURRENT STATUS – AS OF Q3 2020 Liquidity Adequate liquidity available from commercial paper program and revolvers Regulatory Accounting orders received for deferral of COVID-19 related expenses, including bad debts and certain lost revenues; no regulatory assets recorded as of Sept. 30, 2020 Capital Work is progressing with no meaningful impacts to plan experienced or expected Internal labor COVID-19 related employee absences have not significantly impacted operations Customers As of November 14, customer disconnections suspended in OK, KS and most areas in TX; have experienced higher bad debt expense, as well as reduced revenues from lower late payment, reconnect and collection fees Supply chain – contractors, materials, personal protective equipment No significant constraints experienced or expected Gas supply No disruptions experienced or expected Incremental Expenses Experiencing an increase in expenses related to pandemic response, offset partially by reduced travel and training expenses COVID-19 Risk Matrix

SAFETY & ESG

SAFETY & ESG | 7 Safety and ESG (Environmental, Social & Governance) Stewardship at a Glance... ONE Gas Sustainability Report www.onegas.com/sustainability AGA Voluntary Sustainability Metrics www.onegas.com/aga-metrics SAFETY Safety is our number one core value and the foundation of what we do as a company. ENVIRONMENTAL We are thoughtful and proactive in caring for the environment. SOCIAL RESPONSIBILITY We use our financial resources responsibly to improve the quality of life for employees and customers in our communities. GOVERNANCE We take ownership over our work and do what’s right.

SAFETY & ESG | 8 Operating Safely First Quartile in All 3 AGA Industry Safety Metrics Total Recordable Incident Rate (TRIR) was 1.04 incidents per 200,000 work hours. 2.24 1.53 1.19 1.26 1.04 4TH 3RD 2ND 1ST OGS 2015 2016 2017 2018 2019 TRIR AMERICAN GAS ASSOCIATION QUARTILE DATA Days Away, Restricted or Transferred (DART) was 0.25 incidents per 200,000 work hours. 1.13 0.68 0.46 0.43 0.25 4TH 3RD 2ND 1ST OGS 2015 2016 2017 2018 2019 DART AMERICAN GAS ASSOCIATION QUARTILE DATA Preventable Vehicle Incident Rate (PVIR) was 1.75 incidents per million miles driven 1.88 2.70 1.80 1.75 1.75 4TH 3RD 2ND 1ST OGS 2015 2016 2017 2018 2019 PVIR AMERICAN GAS ASSOCIATION QUARTILE DATA In 2019, experienced lowest number of safety incidents in company history

SAFETY & ESG | 9 ESG – Areas of Focus ENVIRONMENTAL SOCIAL RESPONSIBILITY GOVERNANCE Engage our employees • Top quartile safety engagement • Top quartile employee engagement scores among all companies in Gallup’s database • Support employees through physical, social, emotional and financial programs • Lead Inclusion and Diversity efforts through CEO-chaired council and employee-led resource groups Take care of our customers • Leverage technology to drive customer satisfaction, engagement and experience • Assistance programs for low-income and payment sensitive customers Invest in our communities • Support non-profits through ONE Gas Foundation, community giving, employee matching grant program and volunteering Execute strong governance practices • 75% of directors are independent • 38% of directors are female or minority • Top quartile Governance ratings from both MSCI and Sustainalytics • Improved disclosures and more transparent reporting of ESG matters Engage investors • Regularly attend investor conferences, road shows and virtual meetings Reduce emissions • Vintage pipe replacement • Enhanced leak detection technology • Track, report and reduce 3rd party damages • Enhance disclosures and related reporting • Explore opportunities for RNG and hydrogen Reduce end-use emissions • Incentivize use of energy efficient appliances through customer programs Preserve our environment • Protect habitats and species • Materials recycling programs

VALUE CREATION STRATEGY

Sustainable Business Model

Focused Business Strategy	• Clear vision, mission, strategy and values-driven culture • 100% regulated natural gas distribution utility • Conservative financial profile ("A" rated) • Committed to Safety and Environmental, Social and Governance (ESG) stewardship
Capital Horizon & Clarity	• 20+ year vintage pipeline replacement program • Leveraging technology to execute a risk-based approach to pipeline replacement
Regulatory Construct	• Territory diversification – 3 states, multiple jurisdictions • Comprehensive recovery mechanisms • ~ 90% of capital included in annual filings • Weather normalization
Cash Flow Stability	• High percentage of fixed charges for revenue recovery ~72% • Customer mix is predominantly residential ~ 93% • Expense control execution through process and technology improvements
Competitive Advantage	• Proximity to abundant and affordable gas supply • Significant cost advantage over electricity

ONE Gas
VALUE CREATION STRATEGY | 11

VALUE CREATION STRATEGY | 12 Mission, Vision, Strategy and Core Values Core Values – Our compass SAFETY We are committed to operating safely and in an environmentally responsible manner. ETHICS We are accountable to the highest ethical standards and are committed to compliance. Honesty, trust and integrity matter. INCLUSION AND DIVERSITY We embrace an inclusive and diverse culture that encourages collaboration. Every employee makes a difference and contributes to our success. SERVICE We provide exceptional service and make continuous improvements in our pursuit of excellence. VALUE We create value for all stakeholders, including our customers, employees, investors and communities. Mission – Why we exist We deliver natural gas for a better tomorrow Vision – What we want to be To be a premier natural gas distribution company creating exceptional value for our stakeholders Strategy – How we do it Becoming ONE: • ONE in Responsibility – safety, reliability and compliance • ONE in Value – customers, employees, investors and communities • ONE in Industry – recognized leader, processes and productivity

VALUE CREATION STRATEGY | 13 100% Regulated Natural Gas Utility * For definition of estimated average rate base, see Appendix 72% market share 88% market share 13% market share One of the largest publicly traded natural gas distribution companies • ~ 2.2 million customers • ~ 3,640 employees • ~ 62,340 miles of distribution mains, services and transmission pipelines Estimated 2020 average rate base: $3.91 billion* • 42% in Oklahoma • 29% in Kansas • 29% in Texas

VALUE CREATION STRATEGY | 14 RATING AGENCY RATING OUTLOOK Moody’s A2 Stable S&P A Stable Strong Liquidity Position • Cash flow anchored by residential customers • Tier 1 (A1/P1) commercial paper program • Stable credit metrics • Ample liquidity under $700 million and $250 million 364-day revolving credit facilities Conservative Financial Profile Strong Balance Sheet & Capital Structure Equity 58%Long-term Debt42% CAPITAL STRUCTURE SEPTEMBER 30, 2020

CAPITAL HORIZON & CLARITY

CAPITAL HORIZON & CLARITY | 16 $418 $442 $470 $500-$525 $151 $158 $178 $188 2017 2018 2019 2020G 2021-2024 CAPITAL INVESTMENTS (MILLIONS) Depreciation Well-Defined Capital Investment Plan $485-$525/year Note: Capital investments include capital expenditures and asset removal costs. Total amounts include accruals. Investing ~70% of capital in system integrity and replacement projects Kansas $125 Oklahoma $198 Texas $189 2020G CAPITAL INVESTMENTS BY STATE* (MILLIONS) * Based on midpoint of guidance range

CAPITAL HORIZON & CLARITY | 17 Pipeline Replacement 24 22 23 21 4 194 192 196 111 113 140 25 43 61 53 78 60 2 2 1 5 2 180 131 144 240 233 170 2015 2016 2017 2018 2019 2020-2024 PIPELINE REPLACEMENT (MILES) Cast Iron Unprotected Bare Steel Protected Bare Steel Vintage Plastic Risk-Mitigation and Government Relocations 390 425 Average Annual Est. Focusing on Maintaining Safe and Reliable Operations Note: Inventory and values are based on data reported for 2019. Pipeline replacement due to future changes in state or federal regulations is not projected in 5-year replacement estimates. 430 425 370 430 ACCELERATED CAST IRON REPLACEMENT PROGRAM COMPLETED IN 2019

CAPITAL HORIZON & CLARITY | 18 Vintage Pipeline Replacement Program 56,250 850 4,240 1,000 5,240 VINTAGE PIPE AS PORTION OF TOTAL PIPELINE INVENTORY (MILES) All Other Main, Service & Transmission Pipelines Risk-Mitigation & Government Relocations 2020-2024E Identified Inventory of Vintage Materials Vintage Pipeline Replacement Program 2020-2024E* Replaced an Average of 234 Miles of Vintage Pipe Per Year Since 2014 Note: Inventory and values are based on data reported for 2019. Pipeline replacement due to future changes in state or federal regulations is not projected in replacement estimates. * The vintage pipeline replacement program includes: wrought iron, unprotected bare steel, protected bare steel and vintage plastic. 2025 & Beyond 2020-2024E Vintage pipeline replacement program represents more than a 20-year investment runway

CAPITAL HORIZON & CLARITY | 19 $1.12 billion $1.65 billion $1.14 billion 2020 ESTIMATED AVERAGE RATE BASE* TOTAL: $3.91 BILLION Kansas Oklahoma Texas Rate Base Growth $2.96 $3.18 $3.36 $3.62 $3.91 2016 2017 2018 2019 2020G AVERAGE RATE BASE* (BILLIONS) * For definition of average rate base, see Appendix Expected average annual growth of 7% between 2019 and 2024

REGULATORY CONSTRUCT

REGULATORY CONSTRUCT | 21 Comprehensive Recovery Mechanisms DESCRIPTION KANSAS OKLAHOMA TEXAS Interim capital recovery ✓ ✓ ✓ Weather normalization ✓ ✓ ✓ Purchased gas riders (including gas cost portion of bad debts) ✓ ✓ ✓ Energy efficiency/conservation programs ✓ ✓* Pension and other post-retirement benefits trackers ✓ ✓ ✓ Cost-of-service adjustment ✓ ✓* COVID-19 accounting orders ✓ ✓ ✓ * Five jurisdictions in Texas; not all mechanisms apply to each jurisdiction

REGULATORY CONSTRUCT | 22 Interim Recovery of Capital Investments Annual Filings 90% 10% 2020 CAPITAL RECOVERY TIMING Subject to annual filings Other Oklahoma Natural Gas • Performance-based rate change (PBRC) filing for annual rate reviews between rate cases to ensure achieved ROE is within the established band of 9 – 10% Kansas Gas Service • Gas System Reliability Surcharge (GSRS) for safety- related (includes physical and cyber security) and government-mandated investments made between rate cases Texas Gas Service • Gas Reliability Infrastructure Program (GRIP) for capital investments made between rate cases • Cost-of-service adjustments (COSA) for capital investments and certain changes in operating expenses

REGULATORY CONSTRUCT | 23 2019 2020 2021 2022 2024 PBRC filing approved July 2020, $9.7 million increase; new rates effective June 2020 GSRS filing annually in August; rate cases as needed 2023 General rate case application filing by mid-2021, with new rates effective early 2022, if applicable General rate case approved February 2019, $18.6 million net increase Filing Timeline Oklahoma & Kansas 2019 2020 2021 2022 20242023 PBRC filing approved January 2019, $11.3 million decrease PBRC filing approved August 2019, $15.6 million credit $4.2 million GSRS approved, with new rates effective December 2019 PBRC filing in March 2023 $7.5 million GSRS approved, with new rates effective December 2020

REGULATORY CONSTRUCT | 24 Texas – 2020 West Texas Service Area • $4.7 million GRIP approved; new rates effective in June 2020 Central Gulf Service Area • Settlement approved August 2020 with a $10.3 million base rate increase, as well as consolidation of Central Texas service areas and Gulf Coast service areas into a single Central-Gulf service area; new rates effective in August 2020 Remainder of Texas • Annual COSA or GRIP filings • Rate cases as needed West Texas (El Paso) Central Gulf (Austin) North Texas Borger / Skellytown Rio Grande Valley Central Gulf

CASH FLOW STABILITY

CASH FLOW STABILITY | 26 Note: Based on 2019 annual results. See non-GAAP information in Appendix. High Percentage of Residential Customers NET SALES MARGIN (Excludes transportation and other revenues) 17% Non-residential 83% Residential 7% Non-residential 93% Residential CUSTOMER COUNT (Excludes transportation) 72% of sales margin is fixed

CASH FLOW STABILITY | 27 634 635 637 638 639 640 853 861 865 871 877 884 640 644 650 657 663 670 2,127 2,140 2,152 2,166 2,179 2,194 2014 2015 2016 2017 2018 2019 AVERAGE CUSTOMER COUNT (THOUSANDS) Kansas Oklahoma Texas Overland Park, KS, 598 Wichita, KS, 513 Oklahoma City, OK, 791 Tulsa, OK, 648 El Paso, TX, 837 Austin, TX, 1,247 300 500 700 900 1,100 1,300 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 MAJOR METRO POPULATIONS (THOUSANDS) Source: U.S. Census Bureau, annual population estimates by county as of July 2019 Growth in Service Territories 5-year CAGR: 0.9%0.7%0.2% ~73% of customer base is in 7 major cities 2019

CASH FLOW STABILITY | 28 Average Annual Residential Customer Bill Customers began to see impact of tax reform in 2018 Customers are benefiting from low and stable gas prices Average bill estimated to remain ~$50 per month in 2020 $346 $362 $386 $389 $382 $260 $189 $235 $256 $265 2015 2016 2017 2018 2019 AVERAGE ANNUAL RESIDENTIAL CUSTOMER BILL Margin, Taxes and Other Cost of Gas

COMPETITIVE ADVANTAGE

COMPETITIVE ADVANTAGE | 30 ONE Gas Natural Gas Distribution Areas Natural Gas Shale Plays 1 Source: EIA.gov, as of 2019 2 Source: Baker Hughes, as of November 2020 3 Source: Potential Gas Committee, reserves plus resources, assessment as of 2018 4 Source: EIA.gov, trailing 12 months, as of August 2020 Proximity to Supply Location Supports Sustainability Close proximity to significant natural gas reserves and transportation infrastructure • Results in lower transportation, storage and commodity costs • Multiple supply points allow for reduced operating pressures Net natural gas exports1 • 51% of all rigs in U.S. operating in Oklahoma and Texas2 • Texas: 3.7 Tcf of 10.4 Tcf produced • Oklahoma: 1.7 Tcf of 3.2 Tcf produced Estimated future supply of natural gas • United States: 3,838 Tcf 3 • ~ 44.7 Tcf annual production4

3.4-to-1 Average Advantage in ONE Gas Territories

Natural Gas Price Advantage Over Electricity



KWH EQUIVALENT ELECTRICITY VS. NATURAL GAS
3.0x
3.1x
3.9x
11.96¢
10.12¢
12.67¢
3.93¢
3.24¢
3.23¢
Texas
Oklahoma
Kansas
¹ Avg. retail price of electricity/kWh
² ONE Gas delivered cost of natural gas/kWh
³ Nat gas advantage ratio



DTH EQUIVALENT ELECTRICITY VS. NATURAL GAS
3.0x
3.1x
3.9x
$35.05
$29.66
$37.13
$11.52
$9.49
$9.46
Texas
Oklahoma
Kansas
¹ Natural gas price equivalent of electricity/Dth
² ONE Gas delivered cost of natural gas/Dth
³ Natural gas advantage ratio

[1] Source: United States Energy Information Agency, www.eia.gov, for the twelve-month period ended December 31, 2019.

[2] Represents the average delivered cost of natural gas to a residential customer, including the cost of the natural gas supplied, fixed customer charge, delivery charges and charges for riders, surcharges and other regulatory mechanisms associated with the services we provide, for the year ended December 31, 2019.

[3] Calculated as the ratio of the ONE Gas delivered average cost of natural gas per kilowatt hour (kWh) equivalent to the average retail price of electricity per kWh.

ONE Gas

COMPETITIVE ADVANTAGE | 31

FINANCIAL PERFORMANCE & OBJECTIVES

FINANCIAL PERFORMANCE & OBJECTIVES | 33 $2.65 $3.08 $3.25 $3.51 $3.56** 2016 2017 2018 2019 2020G DILUTED EPS ** Represents midpoint of guidance rangeExpected average annual EPS growth of 5 – 7% between 2019 and 2024 * For definition of average rate base, see Appendix 2020 Guidance Summary • Net income and EPS are expected to be near the upper end of the ranges • Net income range of $186 ‒ $198 million • EPS range of $3.44 ‒ $3.68 per diluted share • Estimated average rate base* of $3.91 billion • Rate base growth of 7% Updated Nov. 2, 2020

FINANCIAL PERFORMANCE & OBJECTIVES | 34 Growing Dividends Quarterly Dividend: • 54 cents per share in 2020* • Target dividend payout ratio of 55 – 65% of net income Building Shareholder Value $1.40 $1.68 $1.84 $2.00 $2.16 2016 2017 2018 2019 2020G DIVIDENDS & PAYOUT RATIO 53% 55% 57% 57% 61% *Subject to board approval Expected average annual growth of 6 – 8% between 2019 and 2024

FINANCIAL PERFORMANCE & OBJECTIVES | 35 $453 $457 $471 $489 $496 2016 2017 2018 2019 2020G OPERATING COSTS* (MILLIONS) Expected average annual operating costs increase of 2 – 3% between 2020 and 2024 * Operating costs include operations and maintenance and general taxes Operating Cost Control Managing expenses: • Leveraging technology • Increasing efficiency and optimizing processes • Making it easier for customers to self- serve Building a Foundation for Long-term Affordability

FINANCIAL PERFORMANCE & OBJECTIVES | 36 Return on Equity 7.7% 7.9% 8.1% 8.3% 8.4%* 2016 2017 2018 2019 2020G * Reflects the midpoint of earnings guidance and estimated average rate base Continue to minimize the gap between allowed and actual returns Authorized ROE by state: • Oklahoma ‒ 9% to 10% band, with a 9.5% midpoint • Texas ‒ ~ 9.5% weighted average • Kansas ‒ Not stated due to black box settlement; KGS estimates ROE embedded in GSRS pre-tax carrying charge is ~ 9.3%

Financing Requirements
Sources and Uses

Dividends and capital expenditures primarily funded by cash flow from operations

~$850 – $900 million net financing needs through 2024

- ~25% expected to be equity
  - ATM program established February 2020
- ~75% expected to be debt
  - $300 million 10-year, 2% notes issued May 2020



(MILLIONS)
$628
Financing requirements $211
Cash flow from operations* $417
$628
Capital expenditures and asset removal costs $512**
Dividends $116
2020 Sources
2020 Uses

* Before changes in working capital. See non-GAAP information in Appendix.
** Based on midpoint of 2020 capital guidance range.

ONE Gas

FINANCIAL PERFORMANCE & OBJECTIVES | 37

FINANCIAL PERFORMANCE & OBJECTIVES | 38 Manageable Debt Profile Strong Liquidity Position as of Sept. 30, 2020 3.610% 2.058% $300 $300 $600 $400 2024 2030 2044 2048 DEBT MATURITIES (MILLIONS) 4.658% 4.500% 3.610% 2.000% $309 $250 364-day Credit Facility $700 Credit Facility / CP Program $391 Credit Facility / CP Program Liquidity Sources Drawn Amount Available Liquidity LIQUIDITY PROFILE (MILLIONS) $250 364-day Credit Facility Commercial Paper and Letters of Credit $950 Total $641 Total

WELL-POSITIONED FOR THE FUTURE

WELL-POSITIONED FOR THE FUTURE | 40 U.S. Energy Consumption 2005 to 2019 • On average, the U.S. has consumed ~100 quads of energy every year (quad = quadrillion Btu) • Since 2005, natural gas has been displacing coal; expected to continue over next decade • Wind and solar represented less than 4% of total energy consumption in 2019 Lawrence Livermore National Laboratory 2005 2019 CHANGE Solar 0.1 1.0 1.0 Nuclear 8.1 8.5 0.4 Hydro 2.7 2.5 (0.2) Wind 0.2 2.7 2.6 Geothermal 0.3 0.2 (0.1) Natural Gas 22.6 32.1 9.5 Coal 22.8 11.4 (11.4) Biomass 3.2 5.0 1.9 Petroleum 40.4 36.7 (3.7) Total 100.3 100.1 (0.2) SOURCE of U.S. ENERGY CONSUMPTION (QUADS)

WELL-POSITIONED FOR THE FUTURE | 41 Location, Location, Location Proximity to abundant supply and largest pipeline infrastructure provides: • Low commodity and transport costs • Allows for reduced pipeline pressures (safety) Regional policy support: • Customer choice legislation passed in Oklahoma ONE Gas Natural Gas Distribution Areas Natural Gas Shale Plays SHALE PLAYS IN OGS SERVICE AREASMAIN NORTH AMERICAN GAS BASINS1 Conventional Basins U.S. INTERSTATE AND INTRASTATE GAS PIPELINES2 Interstate Pipelines Intrastate Pipelines 1McKinsey & Company 2EIA, About U.S. Natural Gas Pipelines

WELL-POSITIONED FOR THE FUTURE | 42 Natural Gas Will Remain Affordable for Decades 1American Gas Association 2ICF Policy Driven Electrification Study • Gas is expected to maintain 3.5x price advantage over electricity through 20501 • Converting only 60% of total non- electric households to all electric by 2035 would cost an average of $21,140 per household upfront plus $1,420 in additional energy costs per year (does not include all costs that may be associated with electrification, i.e., the cost of local electric distribution system upgrades, gas LDC rate increases or changes in commodity prices)2 Commodity Price Forecast1

WELL-POSITIONED FOR THE FUTURE | 43 The Crucial Role of Hydrocarbons • Hydrocarbons provide a competitive and strategic advantage for the U.S. economically and geopolitically – Low energy costs have boosted domestic manufacturing and technical innovation, whereas plentiful supply has nearly eliminated dependency on foreign energy imports • Natural gas is inexpensive, flexible and plentiful – Available to meet peak demand as well as manage the intermittent nature of renewables • Natural gas and natural gas liquids are used in many industrial processes and products for which there is no substitute COMMON USES OF NGL COMPONENTS* * EIA, Morgan Stanley Research

WELL-POSITIONED FOR THE FUTURE | 44 Committed to the Environment Emissions from U.S. natural gas distribution systems have declined 73% over the past 30 years Over the last 20 years, 12.4 million residential gas customers have been added in the U.S., but consumption has remained stable due to gains in energy efficiency Gas delivery system is 91% efficient from production to customer, compared to 36% for electric Source: American Gas Association 2019 ONE GAS EMISSIONS PROGRESS Metric tons of CO2e reduced annually as the result of our 2019 energy efficiency programs, which is equivalent to removing 6,274 cars from the road Metric tons of CO2e displaced by natural gas vehicles, which is equivalent to removing 10,914 cars from the road Reduction in emissions from a 2014 baseline; based on our current replacement program, we expect to reduce emissions by 33% by 2024

WELL-POSITIONED FOR THE FUTURE | 45 ONE Gas Investment in the Future – First-of-its-kind integration of commercial hydrogen production, distribution and storage facility to: • Power a stationary fuel cell, which will provide power to Texas Advanced Computing Center • Supply a hydrogen station with zero-emission fuel to fill a fleet of Toyota Mirai fuel cell electric vehicles – Feasibility study for scaling up hydrogen production and use for heavy-duty fuel cell transportation and energy systems Hydrogen Technology and Innovation • Currently a stakeholder in the DOE-funded project at The University of Texas – Austin, “Demonstration and Framework for H2@Scale in Texas and Beyond” • Established two hydrogen working groups: 1) Exploring technical matters, including engineering, policies and procedures and system integrity implications related to hydrogen use in our system 2) Analyzing gas supply implications, including sourcing opportunities • Partnering with industry groups to create a playbook regarding hydrogen blending and utilization to allow for intentional sharing and learning across the LDC industry

WELL-POSITIONED FOR THE FUTURE | 46 ONE Gas Investment in the Future • Established interconnect guidelines for bringing RNG into our system • Working directly with developers and end-use customers to identify potential RNG projects (e.g., wastewater treatment, dairy farms) • Central Texas RNG Opportunity Study • Study identified RNG production potential to displace between 33% to 100% of ONE Gas’ Central Texas service area throughput, with the potential to obtain net zero emissions1 • Estimated GHG emission reductions through the use of RNG at one-third to one-half the cost of electrification per tCO2e ($120 to $400 per tCO2e1 versus $375 to $925 per tCO2e2) Renewable Natural Gas Technology and Innovation TYPES OF RNG PRODUCTION TECHNOLOGIES Source: American Gas Foundation • Landfill gas (LFG) • Animal manure • Water resource recovery facilities (WRRF) • Food waste • Agricultural residue • Forestry and forest product residue • Energy crops • Municipal solid waste (MSW)1ICF Austin RNG Analysis 2ICF Policy Driven Electrification Study

APPENDIX

APPENDIX | 48 INCORPORATED ENTITY 100% regulated natural gas distribution No levered holding company; all debt issued at OGS Division capital structures match Corporate capital structure Corporate Structure

APPENDIX | 49 KANSAS GAS SERVICE OKLAHOMA NATURAL GAS TEXAS GAS SERVICE TOTAL Average Number of Customers 639,956 883,985 669,985 2,193,926 Distribution – Miles* 11,500 18,900 10,400 40,800 Transmission – Miles* 1,500 700 300 2,500 Fixed Charges – Sales customers** 55% 86% 72% 72% Weather Normalization 100% 100% 100% 100% Average Annual Heating Degree Days – Normal 4,791 3,264 1,773 State Statistics As of December 31, 2019 * Totals do not include service lines ** Monthly service charge as a percentage of total net margin on natural gas sales

APPENDIX | 50 Capital Expenditures with Asset Removal Costs $105 $123 $126 $123 $125 * $47 $50 $52 $64 $67 2016 2017 2018 2019 2020G KANSAS 2020: 1.9X DEPRECIATION $149 $173 $180 $191 $198 * $64 $67 $69 $74 $78 2016 2017 2018 2019 2020G OKLAHOMA Depreciation 2020: 2.5X DEPRECIATION $106 $122 $136 $156 $189 * $29 $34 $37 $40 $43 2016 2017 2018 2019 2020G TEXAS 2020: 4.4X DEPRECIATION (M IL LI ON S) * Based on midpoint of guidance range Note: Capital expenditures include accruals

APPENDIX | 51 Authorized Rate Base $979 $1,202 $1,257 $1,407 3 $1,475 2015 2016 2017 2018 2019 OKLAHOMA2 1 KGS’ most recent rate case, approved in February 2019, was settled without a determination of rate base and reflects Kansas Gas Service’s estimate of rate base contained within the settlement; these amounts are not necessarily indicative of current or future rate base. 2 Indicative of authorized rate base as of Dec. 31, 2019. These amounts are not necessarily indicative of current or future rate bases. 3 Reflects the 2018 PBRC filing, approved in January 2019. (M IL LI ON S) $826 $925 $947 $1,033 $1,068 2015 2016 2017 2018 2019 KANSAS1 $639 $745 $822 $895 $986 2015 2016 2017 2018 2019 TEXAS2

APPENDIX | 52 Rate Base Definition Authorized Rate Base $3.71 billion (as of Sept. 30, 2020) • Includes capital investments authorized in most recent rate case and interim filings • Does not include any capital investments since last approved rate case or filings 2020 Estimated Average Rate Base $3.91 billion • Average of rate base per book at beginning and end of year • Includes capital investments and other changes in rate base not yet approved for recovery

Regulatory Construct
Governance





KANSAS	OKLAHOMA	TEXAS
Kansas Corporation Commission	Oklahoma Corporation Commission	"Home Rule" with five jurisdictions; Texas Railroad Commission has appellate authority
Appointed by the governor to four-year staggered terms	Elected to six-year staggered terms	Railroad Commission elected to six-year staggered terms

Kansas

Name	Party	Term Ends
Susan Duffy (Chair)	Dem	March 2023
Dwight Keen	Rep	March 2022
Andrew J. French*	Dem	March 2024

Oklahoma

Name	Party	Term Ends
Todd Hiett[2] (Chair)	Rep	Jan. 2021
Bob Anthony (Vice-Chair)	Rep	Jan. 2025
Dana Murphy	Rep	Jan. 2023

Texas

Name	Party	Term Ends
Christi Craddick (Chair)	Rep	Jan. 2025
Ryan Sitton[3]	Rep	Jan. 2021
Wayne Christian	Rep	Jan. 2023

[1] Andrew French was appointed to the Kansas Corporation Commission on June 12, 2020, by Governor Laura Kelly. Senate confirmation still pending.
[2] Todd Hiett re-elected November 2020 for six-year term.
[3] Jim Wright (R) elected November 2020 for six-year term.

ONE Gas

APPENDIX | 53

APPENDIX | 54 Kansas Gas Service Recent Regulatory Activity 2020 GSRS – NEW RATES EFFECTIVE DECEMBER 2020 Incremental Surcharge Revenue $7.5 million annual revenue Capital Expenditures $73.2 million Pre-Tax Carrying Charge 8.6%; KGS estimates ROE embedded in GSRS pre-tax carrying charge is ~9.3% Customer Impact $0.77 per month increase for average residential customer Other Includes a ~$400,000 reduction to reflect the effect of a bill amending the Kansas state income tax code that eliminates public utilities regulated by the KCC from paying Kansas state income taxes beginning Jan. 1, 2021.

APPENDIX | 55 Oklahoma Natural Gas Recent Regulatory Activity * The 2015 Oklahoma Natural Gas rate case established a common equity ratio of 60.5%. For each future PBRC filing, the maximum allowed common equity ratio will decrease by 1% beginning with a 59% common equity ratio in the 2017 PBRC review of calendar year 2016, and ending with a 56% common equity ratio in the 2020 PBRC review of calendar year 2019. Future common equity ratio will be determined in the next rate case. 2020 PBRC – NEW RATES EFFECTIVE JUNE 2020 Amount Requested $9.7 million rate increase Customer Impact $0.90 per month increase (for typical residential customer) Rate Base $1,616 million Return on Equity 9.5% (midpoint of allowed band) Common Equity Ratio* 56% Debt Costs 3.95% Excess Accumulated Deferred Income Taxes $12.2 million credit to customers expected in the first quarter 2021

APPENDIX | 56 Texas Gas Service Recent Regulatory Activity WEST TEXAS SERVICE AREA GRIP – NEW RATES EFFECTIVE JUNE 2020 Incremental Revenue $4.7 million increase Capital Expenditures $36 million Pre-Tax Carrying Charge 8.80% Customer Impact $1.19 per month increase for average residential customer CENTRAL GULF SERVICE AREA GENERAL RATE CASE NEW RATES EFFECTIVE AUGUST 2020 Base Rates $10.3 million increase Operating Income $8.5 million Rate Base $458 million Rate of Return 7.46% Capital Expenditures $145 million Return on Equity 9.5% Common Equity Ratio 59% Debt Costs 4.53% Other • Consolidation of Central Texas and Gulf Coast service areas into a single Central-Gulf service area • $8.6 million one-time credit to customers for excess accumulated deferred income taxes (EDIT) RIO GRANDE VALLEY SERVICE AREA COSA – NEW RATES EFFECTIVE JULY 2020 Incremental Revenue $1.7 million increase Capital Expenditures $11 million Pre-Tax Carrying Charge 8.9% Customer Impact $1.46 per month increase for average residential customer Other $1.7 million one-time credit to customers for EDIT

APPENDIX | 57 Strong Regional Growth Economic Snapshot – Austin #1 fastest growing major metro in the U.S. 1 #1 fastest growing large U.S. job market from 2014-20192 13th overall most industry- diversified state economy3 As of September 2020, 102 new business/expansions announced, creating the potential for 14,000 new jobs2 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec AUSTIN BUILDING PERMITS BY MONTH 2018 2019 2020 NET MIGRATION OF U.S. 50 LARGEST METROS PER 10,000 POPULATION, 2010-2019 2010 - 2020 2020 - 2030 2030 - 2040 2040 - 2050 Austin MSA 30.9% 27.6% 26.4% 25.3% Texas 18.0% 17.6% 16.6% 16.4% POPULATION GROWTH PROJECTIONS UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED, AS OF SEPTEMBER 2020 National Average: 7.9% AUSTIN (800) (400) - 400 800 1,200 1,600 A U ST IN O rla nd o R al ei gh Ta m pa C ha rl ot te Ja ck so nv ill e N as hv ill e Ph oe ni x Sa n A nt on io La s V eg as D al la s D en ve r H ou st on Se at tle M ia m i Po rt la nd A tla nt a O kl ah om a C ity C ol um bu s R ic hm on d Sa cr am en to In di an ap ol is Sa n Fr an ci sc o B os to n W as hi ng to n R iv er si de Sa lt La ke C ity N ew O rl ea ns M in ne ap ol is Lo ui sv ill e K an sa s C ity Sa n Jo se Sa n D ie go Pr ov id en ce C in ci nn at i B ir m in gh am B al tim or e Pi tts bu rg h Ph ila de lp hi a B uf fa lo Vi rg in ia B ea ch D et ro it H ar tf or d St . L ou is C le ve la nd M ilw au ke e M em ph is Lo s A ng el es N ew Y or k C hi ca go Domestic International Unemployment rate (%) 12.5 to 13.2 9.6 to 12.4 8.9 to 9.5 7.5 to 8.8 7.2 to 7.4 6.0 to 7.1 5.1 to 5.9 1U.S. Census Bureau, Population Division 2Austin Chamber of Commerce 3Florida Gulf Coast University Regional Economic Research Institute Source: U.S. Census Bureau Source: U.S. Bureau of Labor Statistics Source: Texas State Data Center, 2018 Population Projections Source: U.S. Census Bureau Austin 6.4%

APPENDIX | 58 Economic Snapshot – El Paso #1 most affordable major U.S. City (move.org, 2019) #8 Best place to live in Texas (U.S. News & World Report, 2020) Major business clusters: business and financial services; food products; manufacturing; military; retail; and logistics and transportation1 UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED, AS OF SEPTEMBER 2020 National Average: 7.9% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Jan Feb Mar Apr may Jun Jul Aug Sep Oct Nov Dec EL PASO BUILDING PERMITS BY MONTH 2018 2019 2020 MAJOR EMPLOYERS & 2020 BUSINESS ANNOUNCEMENTS Company Employees Fort Bliss ~47,000 University of Texas at El Paso ~2,000 Marathon Petroleum Refinery ~400 Marmaxx Operating Corp (2020 new business announcement) ~950 Altisource Portfolio Solutions (2020 new business announcement) 250+ Unemployment rate (%) 12.5 to 13.2 9.6 to 12.4 8.9 to 9.5 7.5 to 8.8 7.2 to 7.4 6.0 to 7.1 5.1 to 5.9 Source: U.S. Bureau of Labor Statistics 1Texas Economic Development Corporation Source: U.S. Census Bureau Sources: Texas Economic Development Corporation, Real Estate Center – Texas A&M University El Paso 8.7% M

APPENDIX | 59 Economic Snapshot – Oklahoma City NET MIGRATION OF U.S. 50 LARGEST METROS PER 10,000 POPULATION, 2010-2019 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec OKC BUILDING PERMITS BY MONTH 2018 2019 2020 OKLAHOMA CITY (800) (400) - 400 800 1,200 1,600 A U ST IN O rla nd o R al ei gh Ta m pa C ha rl ot te Ja ck so nv ill e N as hv ill e Ph oe ni x Sa n A nt on io La s V eg as D al la s D en ve r H ou st on Se at tle M ia m i Po rt la nd A tla nt a O kl ah om a C ity C ol um bu s R ic hm on d Sa cr am en to In di an ap ol is Sa n Fr an ci sc o B os to n W as hi ng to n R iv er si de Sa lt La ke C ity N ew O rl ea ns M in ne ap ol is Lo ui sv ill e K an sa s C ity Sa n Jo se Sa n D ie go Pr ov id en ce C in ci nn at i B ir m in gh am B al tim or e Pi tts bu rg h Ph ila de lp hi a B uf fa lo Vi rg in ia B ea ch D et ro it H ar tf or d St . L ou is C le ve la nd M ilw au ke e M em ph is Lo s A ng el es N ew Y or k C hi ca go Domestic International 2020 NEW BUSINESSES/EXPANSIONS Company Description Jobs Created Costco Telephone service center ~1,500 Boeing High-bay addition ~300 Skydweller Aero U.S. headquarters ~120 Heartland Payment Systems Headquarter expansion ~400 UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED AS OF SEPTEMBER 2020 Unemployment rate (%) 6.3 to 6.3 5.4 to 5.4 5.1 to 5.1 4.9 to 4.9 Source: U.S. Census Bureau Source: U.S. Census Bureau Source: U.S. Bureau of Labor Statistics Source: Greater Oklahoma City Chamber of Commerce National Average: 7.9% #25 largest city in the U.S. 1 #1 of 42 cities for tech companies and startups to expand (Zillow, February 2020) 9th overall most industry- diversified state economy3 As of September 2020, 35 new business/expansions announced in the OKC metro area4 Ranked #1 major metro for lowest unemployment rate2 1U.S. Census Bureau, Population Division 2As of September 2020, Bureau of Labor Statistics 3Florida Gulf Coast University Regional Economic Research Institute 4Greater Oklahoma City Chamber of Commerce OKC 4.9%

APPENDIX | 60 Economic Snapshot – Tulsa MAJOR EMPLOYERS BY INDUSTRY Industry 1,000+ Employees Aerospace & Defense Advanced Manufacturing Energy Regional HQs, Professional Services & IT Transportation & Logistics 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TULSA BUILDING PERMITS BY MONTH 2018 2019 2020 A top-50 city for starting a business (Inc. Magazine, 2020) #5 top metro for job creation (Site Selection Magazine, 2019) In 2019, 15 new businesses/expansions were announced, which will lead to the creation of ~1,400 jobs2 5.4% unemployment rate ‒ below the 7.9% national average in September 20201 1U.S. Bureau of Labor Statistics 2Tulsa’s Future Source: U.S. Bureau of Labor Statistics Source: U.S. Census Bureau Source: Tulsa’s Future UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED AS OF SEPTEMBER 2020 National Average: 7.9% Unemployment rate (%) 6.3 to 6.3 5.4 to 5.4 5.1 to 5.1 4.9 to 4.9 Tulsa 5.4%

APPENDIX | 61 U.S. Energy Flowchart

APPENDIX | 62 Compressed Natural Gas (CNG) Currently operate 27 fueling stations accessible to the public, 6 private stations Currently transporting supply to 67 retail and 51 private CNG stations Rebate program in Oklahoma; Austin, Texas Industry: • Continued interest in CNG for transportation, particularly by fleet operators • Tax incentives and rebates further contribute to positive economics Key Statistics 2.3 2.5 2.6 2.9 2.8 2015 2016 2017 2018 2019 CNG VOLUME (DTH – MILLIONS) 143 stations supplied 147 stations supplied 151 stations supplied 129 stations supplied 150 stations supplied Note: Updated Sept. 30, 2020 Note: Based on 2019 annual results

APPENDIX | 63 Non-GAAP Information ONE Gas has disclosed in this presentation cash flow from operations before changes in working capital and net margin, which are non-GAAP financial measures. Cash flow from operations before changes in working capital is used as a measure of the company's financial performance. Cash flow from operations before changes in working capital is defined as net income adjusted for depreciation and amortization, deferred income taxes, and certain other noncash items. This non-GAAP financial measure is useful to investors as an indicator of financial performance of the company to generate cash flows sufficient to support our capital expenditure programs and pay dividends to our investors. Net margin is defined as total revenues less cost of natural gas. Cost of natural gas includes commodity purchases, fuel, storage, transportation and other gas purchase costs recovered through our cost of natural gas regulatory mechanisms, as required by our regulators, and does not include an allocation of general operating costs or depreciation and amortization. In addition, our cost of natural gas regulatory mechanisms provide a method of recovering natural gas costs on an ongoing basis without a profit. Therefore, although our revenues will fluctuate with the cost of natural gas that we pass-through to our customers, net margin is not affected by fluctuations in the cost of natural gas. We believe that net margin provides investors a more relevant and useful measure to analyze our financial performance as a 100% regulated natural gas utility than total revenues because the change in the cost of natural gas from period to period does not impact our operating income. ONE Gas cash flow from operations before changes in working capital and net margin should not be considered in isolation or as substitutes for net income, total revenue or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Reconciliations of cash flow from operations before changes in working capital and net margin to the most directly comparable GAAP measure are included in this presentation.

APPENDIX | 64 (MILLIONS) 2020 GUIDANCE* Net Income $ 192 Depreciation and amortization 190 Deferred taxes 20 Other 15 Cash flow from operations before changes in working capital $ 417 * Amounts shown are midpoints of ranges provided on January 21, 2020 Non-GAAP Reconciliation Cash Flow From Operations Before Changes in Working Capital

APPENDIX | 65 (MILLIONS) 2019 Total revenues $ 1,652.7 Cost of natural gas 687.9 Net margin $ 964.8 Non-GAAP Reconciliation Net Margin (MILLIONS) 2019 Natural gas sales Residential $ 681.0 Commercial and industrial 131.5 Wholesale and public authority 7.7 Net margin on natural gas sales $ 820.2 Transportation revenues 114.1 Other revenues 30.5 Net margin $ 964.8